  EXHIBIT 10.3

EIGHTH AMENDMENT AND CLOSING AGREEMENT

This Eighth Amendment and Closing Agreement (the “Agreement”) is made and entered into as of September 12, 2016 by and among Friendable Inc. (f/k/a iHookup Social Inc.), a Nevada corporation (the “Company”) and the parties identified on the signature page hereto (each a “Purchaser” and collectively, “Purchasers”). Capitalized terms used but not defined herein will have the meanings assigned to them in the March 8, 2016 Securities Purchase Agreement and Transaction Documents (as defined below), as amended pursuant to an Amendment and Closing Agreement dated May 17, 2016 (“Amendment Agreement”), as further amended pursuant to a Second Amendment and Closing Agreement dated May 20, 2016 (“Second Amendment Agreement”), as further amended pursuant to a Third Amendment and Closing Agreement dated June 3, 2016 (“Third Amendment Agreement”), as further amended pursuant to a Fourth Amendment and Closing Agreement dated June 16, 2016 (“Fourth Amendment Agreement”), as further amended pursuant to a Fifth Amendment and Closing Agreement dated July 8, 2016 (“Fifth Amendment Agreement”), as further amended pursuant to a Sixth Amendment and Closing Agreement dated August 4, 2016 (“Sixth Amendment Agreement”), and as further amended pursuant to a Seventh Amendment and Closing Agreement dated August 15, 2016 (“Seventh Amendment Agreement”).

WHEREAS, the Company and Purchasers identified on Schedule A entered into Securities Purchase Agreements (“March 2016 SPA”) and related Transaction Documents with respect to the Securities identified on Schedule A (“March 2016 Transaction Documents”) as amended pursuant to the Amendment Agreement, and further amended pursuant to the Second Amendment Agreement, and further amended pursuant to the Third Amendment Agreement, and further amended pursuant to the Fourth Amendment Agreement, and further amended pursuant to the Fifth Amendment Agreement, and further amended pursuant to the Sixth Amendment Agreement, and further amended pursuant to the Seventh Amendment Agreement; and

WHEREAS, the parties wish to further amend the terms of the March 2016 SPA to increase the Initial Closing Note principal amount from $965,425 to $1,050,500 (inclusive of Coventry Enterprises LLC’s investment of $90,000 and Note in the amount of $5,000 issued to Palladium Capital Advisors LLC both on March 8, 2016) and which amount also includes as follows:

(i)           $110,00 Note principal amount issued on the March 8, 2016 Closing to Alpha Capital Anstalt, $100,000 additional note principal amount added on May 17, 2016 (“Allonge #1”) to the Note issued to Alpha Capital Anstalt on March 8, 2016, an additional $110,000 additional note principal amount added on May 20, 2016 (“Allonge #2”) to the Note issued to Alpha Capital Anstalt on March 8, 2016, an additional $160,000 additional note principal amount added on June 3, 2016 (“Allonge #3”) to the Note issued to Alpha Capital Anstalt on March 8, 2016, an additional $50,000 additional note principal amount added on June 16, 2016 (“Allonge #4”) to the Note issued to Alpha Capital Anstalt on March 8, 2016, an additional $50,000 additional note principal amount added on July 8, 2016 (“Allonge #5”) to the Note issued to Alpha Capital Anstalt on March 8, 2016, an additional $110,000 additional note principal amount added on August 4, 2016 (“Allonge #6”) to the Note issued to Alpha Capital Anstalt on March 8, 2016, an additional $157,000 additional note principal amount added on August 15, 2016 (“Allonge #7”) to the Note issued to Alpha Capital Anstalt on March 8, 2016, and an additional $83,000 note principal amount to be added to the Note issued to Alpha Capital Anstalt on March 8, 2016 in the form of Allonge #8 for an aggregate Subscription Amount by Alpha Capital Anstalt of $930,000;

(ii)           $5,000 Note principal amount issued on the March 8, 2016 Closing to Palladium Capital Advisors LLC, $2,500 additional note principal amount representing a portion of the Placement Agent fee issued in the form of Allonge #1 added on May 17, 2016 (“Allonge #1”), an additional $2,750 note principal amount added on May 20, 2016 (“Allonge #2”) representing a portion of the Placement Agent fee added to the Note issued to Palladium Capital Advisors LLC on March 8, 2016, an additional $4,000 note principal amount added on June 3, 2016 (“Allonge #3”) representing a portion of the Placement Agent fee added to the Note issued to Palladium Capital Advisors LLC on March 8, 2016, an additional $1,250 note principal amount added on June 16, 2016 (“Allonge #4”) representing a portion of the Placement Agent fee added to the Note issued to Palladium Capital Advisors LLC on March 8, 2016, an additional $1,250 note principal amount added on July 8, 2016 (“Allonge #5”) representing a portion of the Placement Agent fee added to the Note issued to Palladium Capital Advisors LLC on March 8, 2016, an additional $2,750 note principal amount added on August 4, 2016 (“Allonge #6”) representing a portion of the Placement Agent fee added to the Note issued to Palladium Capital Advisors LLC on March 8, 2016, an additional $3,925 note principal amount added on August 15, 2016 (“Allonge #7”) representing a portion of the Placement Agent fee added to the Note issued to Palladium Capital Advisors LLC on March 8, 2016, and an additional $2,075 note principal amount representing a portion of the Placement Agent fee to be added to the Note issued to Palladium Capital Advisors LLC on March 8, 2016 in the form of Allonge #8 (as further described in Paragraph 6 below) as part of the Initial Closing for an aggregate Subscription Amount by Palladium Capital Advisors LLC of $25,500.

The additional note principal amounts of $83,000 and $2,075 are the “Eighth Additional Subscription Amount”, and which Subscription Amount shall be included as part of the Offering.

NOW THEREFORE, in consideration of promises and mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

1.           The Purchasers and Palladium Capital Advisors LLC each consent and agree to the amendment of the terms of the Offering and upon the closing of the Eighth Additional Subscription Amount to include such Eighth Additional Subscription Amount as part of the Initial Closing of the Offering (“Eighth Additional Initial Closing Date”).

2.           The Company represents that except as updated and modified on the Eighth Additional Initial Closing Date Schedules annexed hereto, the Schedules provided with the March 2016 SPA are and will be true and accurate on the Eighth Additional Initial Closing Date.

3.           Except as specifically described in this Agreement, all of the Company’s representations and warranties contained in the March 2016 Transaction Documents are and will be true and accurate as of the Eighth Additional Initial Closing Date.

4.           Except for items affected merely by the passage of time, all of the Purchasers’ representations and warranties contained in the March 2016 Transaction Documents are true and accurate as of the Eighth Additional Initial Closing Date.

5.           The parties agree to amend Schedule A to the March 2016 Transaction Documents Escrow Agreement to include the Eighth Additional Subscription Amount therein.

6.           In connection with the Seventh Additional Initial Closing, Palladium Capital Advisors LLC agrees to take its compensation of 7.5% as follows: 5% (equal to $4,150 cash) in 1,660,000 shares of Common Stock (at $0.0025 per share), and 2.5% ($2,075) in the form of Allonge #8 to the Note issued to Palladium Capital Advisors LLC on March 8, 2016 which will be used as payment of Palladium Capital Advisors LLC’s Subscription Amount per Schedule 3.1(s) of the March 2016 SPA (which was identical to the Purchaser’s Note). The foregoing notwithstanding, Palladium Capital Advisors LLC hereby agrees to waive all of the Warrants issuable to Palladium Capital Advisors LLC in connection with this Eighth Additional Initial Closing.

7.           Annexed hereto as Exhibit C is the form of Eighth Additional Initial Closing Escrow Agreement to be executed by the parties in connection with the Eighth Additional Initial Closing.

8.           On or before the Eighth Additional Initial Closing Date, the Company undertakes to deliver a bring down legal opinion with an amended schedule to the legal opinion provided to Purchasers on March 8, 2016 to include the Eighth Additional Subscription Amount therein and to deliver to the Escrow Agent original Allonges and Warrants for the Eighth Additional Subscription Amount.

9.           In connection with the Eighth Additional Initial Closing, the Company agrees to pay Grushko & Mittman, P.C. a legal fee of $2,500.

10.           Except as specifically described herein, there is no other waiver expressed or implied.

11.          In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neutral genders. The word “person” includes an individual, body corporate, partnership, trustee or trust or unincorporated association executor, administrator or legal representative.

12.           The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision.

13.          All notices, demands, requests, consents, approvals, and other communications required or permitted in connection with this Agreement shall be made and given in the same manner set forth in Section 5.4 of the March 2016 SPA.

14.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws and principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the parties agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party (which shall be the party which receives an award most closely resembling the remedy or action sought) shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

15.           The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

16.           This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same Agreement and shall become effective when the counterparts have been signed by each party and delivered to the other party, it is being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or PDF transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof.

(Signatures to follow)

IN WITNESS WHEREOF, the Company and the undersigned Purchasers have caused this Eighth Agreement to be executed as of the date first written above.

FRIENDABLE, INC.
the “Company”

By:	/s/ Robert Rositano Jr.
Name: Robert Rositano Jr.
Title: CEO

ALPHA CAPITAL ANSTALT
the “Purchaser”

By:	/s/ Konrad Ackermann
Name: Konrad Ackermann
Title: Director

COVENTRY ENTERPRISES LLC
the “Purchaser”

By:	/s/ Sol Eisnberg
Name: Sol Eisnberg
Title:

PALLADIUM CAPITAL ADVISORS LLC
the “Placement Agent”

By:	/s/ Joel Padowitz
Name: Joel Padowitz
Title: Chief Executive Officer

SCHEDULE A

MARCH 2016 CLOSING

PURCHASERS	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
ALPHA CAPITAL ANSTALT Lettstrasse 32 9490 Vaduz, Liechtenstein Attn: Konrad Ackermann, Director Fax: 011-423-2323196	$110,000.00	44,000,000
COVENTRY ENTERPRISES LLC 80 S.W. 8th Street, #2000 Miami, FL 33130	$90,000.00	36,000,000
PALLADIUM CAPITAL ADVISORS, LLC 230 Park Avenue, Suite 539 New York, NY 10169 Fax: Taxpayer ID#:	Partial Placement Agent Fee in the amount of $5,000.00 *	2,000,000
TOTAL	$205,000.00	82,000,000

* A Note in the amount of $5,000 and corresponding Warrants as described in Section 2 of the Securities Purchase Agreement will be issued to Palladium Capital Advisors LLC in lieu of a corresponding cash amount of a portion of its placement agent fee.

AMENDMENT AND CLOSING AGREEMENT

PURCHASERS	ADDITIONAL SUBSCRIPTION AMOUNT	WARRANTS
ALPHA CAPITAL ANSTALT Lettstrasse 32 9490 Vaduz, Liechtenstein Attn: Konrad Ackermann, Director Fax: 011-423-2323196	$100,000.00	40,000,000
PALLADIUM CAPITAL ADVISORS, LLC 230 Park Avenue, Suite 539 New York, NY 10169 Fax: Taxpayer ID#:	Partial Placement Agent Fee in the amount of $2,500.00*	1,000,000
TOTAL	$107,500.00	41,000,000

* A Note in the amount of $2,500 and corresponding Warrants as described in Section 2 of the Securities Purchase Agreement will be issued to Palladium Capital Advisors LLC in lieu of a corresponding cash amount of its placement agent fee.

SECOND AMENDMENT AND CLOSING AGREEMENT

PURCHASERS	ADDITIONAL SUBSCRIPTION AMOUNT	WARRANTS
ALPHA CAPITAL ANSTALT Lettstrasse 32 9490 Vaduz, Liechtenstein Attn: Konrad Ackermann, Director Fax: 011-423-2323196	$110,000.00	44,000,000
PALLADIUM CAPITAL ADVISORS, LLC 230 Park Avenue, Suite 539 New York, NY 10169 Fax: Taxpayer ID#:	Partial Placement Agent Fee in the amount of $2,750.00*	1,100,000
TOTAL	$112,750.00	45,100,000

* A Note in the amount of $2,750 and corresponding Warrants as described in Section 2 of the Securities Purchase Agreement will be issued to Palladium Capital Advisors LLC in lieu of a corresponding cash amount of its placement agent fee.

THIRD AMENDMENT AND CLOSING AGREEMENT

PURCHASERS	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
ALPHA CAPITAL ANSTALT Lettstrasse 32 9490 Vaduz, Liechtenstein Attn: Konrad Ackermann, Director Fax: 011-423-2323196	$160,000.00	64,000,000
PALLADIUM CAPITAL ADVISORS, LLC 230 Park Avenue, Suite 539 New York, NY 10169 Fax: Taxpayer ID#:	Partial Placement Agent Fee in the amount of $4,000.00 *	See note below.
TOTAL	$164,000.00	64,000,000

* A Note in the amount of $4,000 as described in Section 2 of the Securities Purchase Agreement will be issued to Palladium Capital Advisors LLC in lieu of a corresponding cash amount of a portion of its placement agent fee. Palladium Capital Advisors LLC has waived the requirement for the Company to deliver the corresponding Warrants in connection with this Closing.

FOURTH AMENDMENT AND CLOSING AGREEMENT

PURCHASERS	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
ALPHA CAPITAL ANSTALT Lettstrasse 32 9490 Vaduz, Liechtenstein Attn: Konrad Ackermann, Director Fax: 011-423-2323196	$50,000.00	20,000,000
PALLADIUM CAPITAL ADVISORS, LLC 230 Park Avenue, Suite 539 New York, NY 10169 Fax: Taxpayer ID#:	Partial Placement Agent Fee in the amount of $1,250.00 *	See note below.
TOTAL	$51,250.00	20,000,000

* A Note in the amount of $1,250 as described in Section 2 of the Securities Purchase Agreement will be issued to Palladium Capital Advisors LLC in lieu of a corresponding cash amount of a portion of its placement agent fee. Palladium Capital Advisors LLC has waived the requirement for the Company to deliver the corresponding Warrants in connection with this Closing.

FIFTH AMENDMENT AND CLOSING AGREEMENT

PURCHASERS	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
ALPHA CAPITAL ANSTALT Lettstrasse 32 9490 Vaduz, Liechtenstein Attn: Konrad Ackermann, Director Fax: 011-423-2323196	$50,000.00	20,000,000
PALLADIUM CAPITAL ADVISORS, LLC 230 Park Avenue, Suite 539 New York, NY 10169 Fax: Taxpayer ID#:	Partial Placement Agent Fee in the amount of $1,250.00 *	See note below.
TOTAL	$51,250.00	20,000,000

* A Note in the amount of $1,250 as described in Section 2 of the Securities Purchase Agreement will be issued to Palladium Capital Advisors LLC in lieu of a corresponding cash amount of a portion of its placement agent fee. Palladium Capital Advisors LLC has waived the requirement for the Company to deliver the corresponding Warrants in connection with this Closing.

SIXTH AMENDMENT AND CLOSING AGREEMENT

PURCHASERS	ADDITIONAL SUBSCRIPTION AMOUNT	WARRANTS
ALPHA CAPITAL ANSTALT Lettstrasse 32 9490 Vaduz, Liechtenstein Attn: Konrad Ackermann, Director Fax: 011-423-2323196	$110,000.00	44,000,000
PALLADIUM CAPITAL ADVISORS, LLC 230 Park Avenue, Suite 539 New York, NY 10169 Fax: Taxpayer ID#:	Partial Placement Agent Fee in the amount of $2,750.00*	See note below
TOTAL	$112,750.00	44,000,000

* A Note in the amount of $2,750 as described in Section 2 of the Securities Purchase Agreement will be issued to Palladium Capital Advisors LLC in lieu of a corresponding cash amount of a portion of its placement agent fee. Palladium Capital Advisors LLC has waived the requirement for the Company to deliver the corresponding Warrants in connection with this Closing.

SEVENTH AMENDMENT AND CLOSING AGREEMENT

PURCHASERS	ADDITIONAL SUBSCRIPTION AMOUNT	WARRANTS
ALPHA CAPITAL ANSTALT Lettstrasse 32 9490 Vaduz, Liechtenstein Attn: Konrad Ackermann, Director Fax: 011-423-2323196	$157,000.00	62,800,000
PALLADIUM CAPITAL ADVISORS, LLC 230 Park Avenue, Suite 539 New York, NY 10169 Fax: Taxpayer ID#:	Partial Placement Agent Fee in the amount of $3,925.00*	See note below
TOTAL	$160,925.00	62,800,000

* A Note in the amount of $3,925 as described in Section 2 of the Securities Purchase Agreement will be issued to Palladium Capital Advisors LLC in lieu of a corresponding cash amount of a portion of its placement agent fee. Palladium Capital Advisors LLC has waived the requirement for the Company to deliver the corresponding Warrants in connection with this Closing.

EIGHTH AMENDMENT AND CLOSING AGREEMENT

PURCHASERS	ADDITIONAL SUBSCRIPTION AMOUNT	WARRANTS
ALPHA CAPITAL ANSTALT Lettstrasse 32 9490 Vaduz, Liechtenstein Attn: Konrad Ackermann, Director Fax: 011-423-2323196	$83,000.00	33,200,000
PALLADIUM CAPITAL ADVISORS, LLC 230 Park Avenue, Suite 539 New York, NY 10169 Fax: Taxpayer ID#:	Partial Placement Agent Fee in the amount of $2,075.00*	See note below
TOTAL	$85,075.00	33,200,000

* A Note in the amount of $2,075 as described in Section 2 of the Securities Purchase Agreement will be issued to Palladium Capital Advisors LLC in lieu of a corresponding cash amount of a portion of its placement agent fee. Palladium Capital Advisors LLC has waived the requirement for the Company to deliver the corresponding Warrants in connection with this Closing.